EXHIBIT 23.3


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                 CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

       We hereby consent in this Registration Statement of Vanguard Energy Corporation on Form S-3 of references to our firm, in the context in which they appear, to our reserve estimates as of September 30, 2012 and to Exhibit 99 incorporated by reference in this Registration Statement relating to the Company's proven oil and gas reserves.


                                    NOVA RESOURCE, INC.


                                    By: /s/ Joseph V. Rochefort
                                        --------------------------------------
                                        Joseph V. Rochefort, President

March 30, 2013
Dallas, Texas